Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of UBI Blockchain Internet, Ltd., formerly known as JA Energy (the "Company") on Form 10-K/A for the year ended August 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chan Cheung, Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	The information contained the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.

Date: April 14, 2017

/s/         Chan Cheung

Name:   Chan Cheung

Title:     Chief Financial Officer

              (Principal Financial Officer)